LifePoints Funds, Target Distribution Strategies Prospectus

RUSSELL INVESTMENT COMPANY

Supplement dated March 1, 2013 to

PROSPECTUS DATED APRIL 30, 2012

As Supplemented Through August 15, 2012

I.  CHANGE IN TARGET DISTRIBUTION PER SHARE: As described in the “External Advisory Fees and Annual Change in Target Distribution Per Share” section of the Prospectus, the 2017 Retirement Distribution Fund – S Shares investment model assumes the redemption of shares from your account to pay your financial intermediary a 1.00% fee per year. As a result of such redemptions, you will hold fewer shares of the 2017 Retirement Distribution Fund – S Shares and the Fund will increase its per share target distribution for subsequent years. However, you will receive substantially the same distribution in the subsequent year as in the previous year because, although the 2017 Retirement Distribution Fund – S Shares will make distributions at an increased amount per share, you will own fewer shares.

Therefore, effective December 28, 2012, the annual target distribution for the 2017 Retirement Distribution Fund – S Shares will be as follows:

Fund	Annual Target Distribution
2017 Retirement Distribution Fund – S Shares	$0.7361 per share per year payable annually

There are no changes to the annual target distribution for the 2017 Retirement Distribution Fund – A Shares.

These distributions are not guaranteed and a substantial portion of the distributions may include a return of capital.

II.  CHANGE IN UNDERLYING FUND: Effective March 1, 2013, the Russell Money Market Fund will no longer be an Underlying Fund available for investment by the Funds. The Russell Money Market Fund is expected to liquidate on or around April 26, 2013. Any allocation of the Funds to the cash asset class will be invested in the Russell U.S. Cash Management Fund. The Russell U.S. Cash Management Fund is an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income. As a result of this change, all references to the Russell Money Market Fund are deleted in the Prospectus listed above.

36-08-447 and 00092967

LifePoints Funds, Target Distribution Strategies SAI

RUSSELL INVESTMENT COMPANY

Supplement dated March 1, 2013 to

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2012

As Supplemented Through December 14, 2012

CHANGE IN UNDERLYING FUND: Effective March 1, 2013, the Russell Money Market Fund will no longer be an Underlying Fund available for investment by the Funds. The Russell Money Market Fund is expected to liquidate on or around April 26, 2013. Any allocation of the Funds to the cash asset class will be invested in the Russell U.S. Cash Management Fund. The Russell U.S. Cash Management Fund is an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income. As a result of this change, all references to the Russell Money Market Fund are deleted in the Statement of Additional Information listed above.